Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

5. Property and Equipment, net

Property and equipment, net consisted of the following (in thousands):

	December 31,
	2022	2021
Lab equipment	$8,707	$7,505
Leasehold improvements	8,929	7,021
Office equipment and computers	1,577	1,561
Fixtures and fittings	1,040	757
Assets under construction	—	5,351
	20,253	22,195
Less: Accumulated depreciation	(7,854)	(4,452)
	$12,399	$17,743

Depreciation expense was $3.7 million, $3.3 million and $0.8 million for the years ended December 31, 2022, 2021 and 2020, respectively. For the year ended December 31, 2022, the Company recognized an impairment loss of $6.7 million in assets under construction primarily related to costs associated with the detailed design of a flexible GMP modular facility in west London. Due to challenging economic and market conditions, the Company has mothballed the construction of the facility and project.